Loan payable	6 Months Ended
Sep. 30, 2023
Debt Disclosure [Abstract]
Loan payable

Note 8 – Loan payable

On September 30, 2023, the Company issued a promissory note in principal amount of $84,617 to a third party, in connection with the premium payment for the Company’s Directors and Officers insurance. This note bears no interest and is repayable in full upon the earlier of (a) the date of the consummation of the Company’s initial Business Combination, or (b) the date of the liquidation of the Company. Under no circumstances shall any individual, including but not limited to any officer, director, employee or stockholder of the Company, be obligated personally for any obligations or liabilities of the note.